EXHIBIT 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERS
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Sappi Limited, a corporation organized under the laws of the Republic of South Africa (the “Registrant”) for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 15, 2006	by:	/s/ Eugene van As
Eugene van As
Chairman
Chief Executive Officer

Dated: December 15, 2006	by:	/s/ Mark R. Thompson
Mark R. Thompson
Chief Financial Officer